                                                                   EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David A. Bell, Kevin J. Smith and Suzanne S. Bettman, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in any and all capacities, to sign the Annual Report on Form 10-K of True North Communications Inc. for its fiscal year ended December 31, 2000 and any and all amendments thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney shall be effective from the date on which it is signed until June 30, 2001.


           NAME                                DATE SIGNED

/s/ David A. Bell                              January 16, 2001
-------------------------------      -----------------------------
David A. Bell

/s/Joseph A. Califano, Jr.                     January 17, 2001
-------------------------------      -----------------------------
Joseph A. Califano, Jr.

/s/ /Donald M. Elliman, Jr.                    January 16, 2001
-------------------------------      -----------------------------
Donald M. Elliman, Jr.

/s/ H. John Greeniaus                          January 15, 2001
-------------------------------      -----------------------------
H. John Greeniaus

/s/ Mannie L. Jackson                          January 15, 2001
-------------------------------      -----------------------------
Mannie L. Jackson

/s/ Leo-Arthur Kelmenson                       January 31, 2001
-------------------------------      -----------------------------
Leo-Arthur Kelmenson

/s/ Wenda Harris Millard                       January 20, 2001
-------------------------------      -----------------------------
Wenda Harris Millard

/s/ Michael E. Murphy                          January 20, 2001
-------------------------------      -----------------------------
Michael E. Murphy

/s/ J. Brendan Ryan                            January 30, 2001
-------------------------------      -----------------------------
J. Brendan Ryan

/s/ Donald L. Seeley                           January 30, 2001
-------------------------------      -----------------------------
Donald L. Seeley

/s/ Marilyn R. Seymann                         January 16, 2001
-------------------------------      -----------------------------
Marilyn R. Seymann

/s/ Stephen T. Vehslage                        January 16, 2001
-------------------------------      -----------------------------
Stephen T. Vehslage


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